FINANCE INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Other Income and Expenses [Abstract]
Interest income on short-term deposits	$ 66	$ 139	$ 61
Bank fees and Interest expenses	(7)	(7)	(47)
Changes in provision for royalties	82	56	(33)
Exchange rate differences	95	56	18
Revaluation of fair value of warrants to purchase preferred share			174
Total financing income	$ 236	$ 244	$ 173